UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Dealer Manager Agreement

On December 17, 2015, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, and its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, entered into a dealer manager agreement, or the Dealer Manager Agreement, with Bluerock Capital Markets, LLC, a Delaware limited liability company, an affiliate of the Company, or the Dealer Manager, whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s offering, or the Offering, of up to 150,000 shares of Series B redeemable preferred stock of the Company, or the Series B Preferred Stock, and warrants, or the Warrants, to purchase a maximum of 3,000,000 shares of our Class A common stock, or the Class A Common Stock, on a “reasonable best efforts” basis. The Series B Preferred Stock is registered with the Securities and Exchange Commission, or the SEC, pursuant to a registration statement on Form S-3 (File No. 333-200359), as the same may be amended and/or supplemented, or the Registration Statement, under the Securities Act of 1933, or the Securities Act, and will be offered and sold pursuant to a prospectus supplement dated December 17, 2015, and a base prospectus dated December 19, 2014 relating to the Registration Statement.

Under the Dealer Manager Agreement, the Dealer Manager will provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will pay the Dealer Manager (i) selling commissions of 7.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or Selling Commissions, and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or the Dealer Manager Fee. It is anticipated that substantially all of the Selling Commissions and the Dealer Manager Fee will be reallowed by the Dealer Manager to participating broker-dealers and/or applied by the Dealer Manager in support of the Offering.

The terms of the Dealer Manager Agreement were approved by the Company’s board of directors, including all of its independent directors.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements of a material fact contained in the Registration Statement, prospectus or any supplement thereto, or blue sky applications relating to the Offering, or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, prospectus or any supplement thereto, or blue sky applications relating to the Offering.

The foregoing summary of the Dealer Manager Agreement is qualified in its entirety by reference to the Dealer Manager Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Dealer Manager Agreement is a summary and is qualified in its entirety by the terms of Dealer Manager Agreement, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Series B Preferred Stock is attached as Exhibit 5.1 hereto, and a copy of the opinion of Hunton & Williams LLP with respect to tax matters concerning the Series B Preferred Stock is attached as Exhibit 8.1 hereto.

Warrant Agreement

On December 17, 2015, the Company entered into a warrant agreement, or the Warrant Agreement, with American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, or the Warrant Agent, as agent for the Company in respect of the Warrants, which governs the Warrants to be issued in the Offering. The Warrants will be issued either in certificated form or by “book-entry” form, in either case to the Depository Trust Company, or DTC, and evidenced by one or more global warrants, a form of which is attached as an exhibit to the Warrant Agreement. Those investors who will own beneficial interests in a global warrant will do so through participants in DTC’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of DTC and its participants. The Warrant Agent does not have a material relationship with the Company.

Holders of Warrants may exercise the Warrants at any time beginning one year from the date of issuance up to 5:00 p.m., New York City time, on the date that is four years after the date of issuance. The Warrants are exercisable, at the option of each holder, in whole, but not in part, by delivering to the Warrant Agent a duly executed exercise notice accompanied by payment in full for the number of shares of Class A Common Stock purchased upon such exercise (except in the case of a cashless exercise in the circumstances discussed below). Each Warrant is exercisable for 20 shares of Class A Common Stock (subject to adjustment, as discussed below). The holder of Warrants does not have the right to exercise any portion of the Warrant if the holder would beneficially own in excess of 9.8% of the number of shares of Class A Common Stock outstanding immediately after giving effect to such exercise.

If, on the date of  any exercise of any Warrant, a registration statement covering the issuance of the shares of Class A Common Stock issuable upon exercise of the Warrant is not effective and an exemption from registration is not available for the resale of such shares of our Class A common stock issuable upon exercise of the Warrant, the holder may satisfy its obligation to pay the exercise price upon the exercise of its Warrant on a cashless basis in accordance with the terms of the Warrant Agreement. When exercised on a cashless basis, a portion of the Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of Class A Common Stock purchasable upon such exercise. Any Warrant that is outstanding on the termination date of the Warrant shall be automatically terminated.

The exercise price of the Class A Common Stock purchasable upon exercise of the Warrants equals a 20% premium to the current market price per share of Class A Common Stock on the date of issuance of such Warrant, subject to a minimum exercise price of $11.00 per share. The current market price will be determined using the volume weighted average price per share of our Class A Common Stock for the 20 trading days immediately prior to the date of the issuance of the Warrant. The exercise price and the number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustment in relation to certain events, such as stock dividends, stock splits, stock combinations, reclassifications, recapitalizations or similar events affecting the Class A Common Stock.

Subject to applicable law, the Warrants may be transferred at the option of the holder upon surrender of the Warrants with the appropriate instruments of transfer.

The Class A Common Stock is listed on NYSE MKT. The Warrants are not listed on NYSE MKT, nor does the Company plan on making an application to list the Warrants on NYSE MKT, any national securities exchange or other nationally recognized trading system.

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of Class A Common Stock, the holders of the Warrants will not have the rights or privileges of holders of Class A Common Stock, including any voting rights, until they exercise their Warrants.

No fractional shares of Class A Common Stock will be issued upon the exercise of the Warrants. Rather, the Company shall, at its election, either pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the exercise price or round up the number of shares of Class A Common Stock to be issued to the nearest whole number.

The Warrant Agreement contains customary representations, warranties, and agreements by the Company, customary conditions, other obligations of the parties and indemnification obligations of the Company.

The foregoing description of the Warrant Agreement is a summary and is qualified in its entirety by the terms of Warrant Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Escrow Agreement

On December 17, 2015, the Company entered into a subscription escrow agreement, or the Escrow Agreement, with the Dealer Manager and UMB Bank, N.A, or the Escrow Agent, pursuant to which the Company will deposit all subscription payments from the Offering in an escrow account, or the Escrow Account, held by the Escrow Agent, in trust for the subscriber’s benefit, pending release to the Company pursuant to the Escrow Agreement. The Escrow Agent does not have a material relationship with the Company.

The Escrow Agreement contains customary representations, warranties and agreements by the Company and the Dealer Manager, and customary conditions to the release of proceeds from the Escrow Account, indemnification obligations of the Company and the Dealer Manager, other obligations of the parties and termination provisions.

The foregoing description of the Escrow Agreement is a summary and is qualified in its entirety by the terms of the Escrow Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Second Amendment to Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership

On December 21, 2015, in connection with the Offering, the Company entered into a Second Amendment to Second Amended and Restated Agreement of Limited Partnership, or the Second Amendment, of its Operating Partnership. The Second Amendment provides, among other things, for the designation of 150,000 Series B Redeemable Preferred Units of the Operating Partnership, or the Series B Preferred Units, and the issuance of the Series B Preferred Units to the Company in exchange for the contribution by the Company of the net proceeds of the Offering of the Series B Preferred Stock. The Series B Preferred Units will have substantially similar rights and preferences as the Series B Preferred Stock, as described below in Item 3.03.

The foregoing description of the Second Amendment is a summary and is qualified in its entirety by the terms of the Second Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On December 18, 2015, the Company filed Articles Supplementary, or the Articles Supplementary, with the Maryland State Department of Assessments and Taxation to designate 150,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series B Redeemable Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on December 18, 2015.

The Articles Supplementary provide that, commencing on the date of original issuance, the Company will pay cumulative cash dividends on the Series B Preferred Stock at an annual rate of 6.0% of the Stated Value, when and if authorized by the Board of Directors of the Company. Dividends on each share of Series B Preferred Stock will begin accruing on, and will be cumulative from, the date of issuance or the end of the most recent dividend period for which dividends on the Series B Redeemable Preferred Stock have been paid, payable monthly in arrears on the 5th day of each month to holders of record on the 25th day of the prior month.

The Series B Preferred Stock will rank (i) senior to the Class A Common Stock, $0.01 par value per share, and Class B-3 common stock, $0.01 par value per share, or the Class B Common Stock, and collectively with Class A Common Stock, the Common Stock, and (ii) on parity with the Company’s 8.250% Series A cumulative redeemable preferred stock, or the Series A Preferred Stock, in each case with respect to priority of dividend payments and rights upon the Company’s liquidation, dissolution or winding up.

The Series B Preferred Stock is not redeemable by the Company prior to the third anniversary of the date of original issuance, except in limited circumstances relating to the Company’s ability to preserve its qualification as a real estate investment trust (“REIT”).

On and after the third anniversary of the date of original issuance of the shares of Series B Preferred Stock to be redeemed, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, at a redemption price of 100% of the Stated Value, plus an amount equal to all accumulated and unpaid dividends to and including the redemption date, payable in cash or in equal value of shares of our Class A common stock based on the volume weighted average price per share of our Class A common stock for the 20 trading days prior to the redemption.

Commencing on the date of original issuance of the shares of Series B Preferred Stock to be redeemed, the holders of the Series B Preferred Stock may, at their option, elect to cause the Company to redeem their shares at a redemption price equal to the Stated Value, less a 13.0% redemption fee, plus an amount equal to any accrued but unpaid dividends, if any, to and including the redemption date. Commencing one year from the date of original issuance, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, less a 10% redemption fee, plus an amount equal to any accrued but unpaid dividends. Commencing three years from the date of original issuance, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, less a 5% redemption fee, plus an amount equal to any accrued but unpaid dividends. Commencing four years from the date of original issuance, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, less a 3% redemption fee, plus an amount equal to any accrued but unpaid dividends. Commencing five years from the date of original issuance, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to 100% of the Stated Value, plus an amount equal to any accrued but unpaid dividends.

If a holder of Series B Preferred Stock causes the Company to redeem such shares of Series B Preferred Stock, the Company has the right, in its sole discretion, to pay the redemption price in cash or in equal value of shares of its Class A Common Stock, based on the volume weighted average price per share of the Class A Common Stock for the 20 trading days prior to the redemption.

Holders of shares of the Series B Preferred Stock will have no voting rights. There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company’s qualification as a REIT.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth above under Item 3.01 of this report is hereby incorporated by reference into this Item 5.03.

ITEM 8.01	OTHER EVENTS.

Press Release Announcing Pricing of Offering

On December 18, 2015, the Company issued a press release announcing the pricing of the Offering. The press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated December 16, 2015

5.1	Opinion of Venable LLP

8.1	Opinion of Hunton & Williams LLP

10.1	Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated December 17, 2015

10.2	Warrant Agreement by and between Bluerock Residential Growth REIT, Inc. and American Stock Transfer & Trust Company, LLC, dated December 17, 2015

10.3	Subscription Escrow Agreement by and between Bluerock Residential Growth REIT, Inc., Bluerock Capital Markets, LLC and UMB Bank, N.A., dated December 17, 2015

10.4	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated December 21, 2015

99.1	Press Release, dated December 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: December 21, 2015	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated December 16, 2015

5.1	Opinion of Venable LLP

8.1	Opinion of Hunton & Williams LLP

10.1	Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated December 17, 2015

10.2	Warrant Agreement by and between Bluerock Residential Growth REIT, Inc. and American Stock Transfer & Trust Company, LLC, dated December 17, 2015

10.3	Subscription Escrow Agreement by and between Bluerock Residential Growth REIT, Inc., Bluerock Capital Markets, LLC and UMB Bank, N.A., dated December 17, 2015

10.4	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated December 21, 2015

99.1	Press Release, dated December 18, 2015